Prospectus Supplement

John Hancock Funds II (the Trust)

Floating Rate Income Fund (the fund)

Supplement dated June 21, 2018 to the current Prospectus, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current Prospectus.

At an in-person meeting held on June 19-21, 2018, the Trust’s Board of Trustees approved the hiring and appointment of BCSF Advisors, LP (Bain Capital Credit), a subsidiary of Bain Capital Credit, LP, to replace Western Asset Management Company (Western Asset) as subadvisor to the fund effective on or about the close of business on August 15, 2018 (the Effective Date).

In connection with the appointment of Bain Capital Credit as subadvisor to the fund along with other changes, the Prospectus is hereby amended as of the Effective Date as follows:

1.	All references to Western Asset, its affiliate Western Asset Management Company Limited, and Western Asset’s portfolio managers are hereby deleted.
2.	The Annual fund operating expenses table and the Expense example table under “Fees and expenses” in the “Fund summary” section are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	B	C	I	R6
Management fee[1]	0.66	0.66	0.66	0.66	0.66
Distribution and service (Rule 12b-1) fees	0.25[2]	1.00	1.00	0.00	0.00
Other expenses[3]	0.18	0.18	0.18	0.17	0.07
Acquired fund fees and expenses[4]	0.01	0.01	0.01	0.01	0.01
Total annual fund operating expenses[5]	1.10	1.85	1.85	0.84	0.74

1 “Management fee” has been restated to reflect the contractual management fee schedule effective August 15, 2018.

2 “Distribution and service (Rule 12b-1) fees” have been restated to reflect the Rule 12b-1 plan fee schedule effective July 1, 2017.

3 “Other expenses” shown exclude certain one-time extraordinary expenses incurred in the prior fiscal year equivalent to 0.01%.

4 “Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

5 The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include

“Acquired fund fees and expenses.”

Expenses ($)	A	B		C		I	R6

Shares		Sold	Not Sold	Sold	Not Sold
1 year	359	688	188	288	188	86	76
3 years	591	882	582	582	582	268	237
5 years	841	1,201	1,001	1,001	1,001	466	411
10 years	1,557	1,973	1,973	2,169	2,169	1,037	918

3.	The following disclosure is added following the first paragraph under the heading “A note on performance” in the “Fund summary” section:

Prior to August 15, 2018, the fund was managed by a different subadvisor, and thus, the performance presented prior to August 15, 2018 should not be attributed to the current subadvisor, BCSF Advisors, LP (Bain Capital Credit). The fund’s performance shown below might have differed materially had Bain Capital Credit managed the fund prior to August 15, 2018.

4.	In the “Average annual total returns” table under the heading “Past performance” in the “Fund summary” section, the returns of the S&P/LSTA Leveraged Loan Index are added as stated below.

Average annual total returns (%)—as of 12/31/16	1 year	5 year	Since inception (01/02/08)
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)*	10.16	5.11	4.93

* Prior to August 15, 2018, the fund’s primary benchmark was the S&P/LSTA Performing Loan Index. Effective August 15, 2018, the fund’s primary benchmark index is the S&P/LSTA Leveraged Loan Index. The S&P/LSTA Leveraged Loan Index is better aligned with the fund’s investment strategy.

5.	The information regarding the subadvisor under the heading “Investment management” in the “Fund summary” section is revised and restated in its entirety as follows:

Subadvisor BCSF Advisors, LP

6.	In the “Fund summary” section, the information under the heading “Portfolio management” is revised and restated in its entirety as follows:

Jonathan DeSimone	Andrew Carlino	Kim Harris
Managing Director and Portfolio Manager	Managing Director and Portfolio Manager	Managing Director and Portfolio Manager
Managed the fund since 2018	Managed the fund since 2018	Managed the fund since 2018

The management fee table under the heading “Management fee” in the “Fund details” section is revised and restated in its entirety as follows:

Average daily net assets ($)	Annual rate (%)
First 1.1 billion	0.680%
Next 1.9 billion	0.630%
Next 1.5 billion	0.605%
Next 1.5 billion	0.590%
Over 6 billion	0.570%

The fee schedule above became effective August 15, 2018.

7.	The information in the “Fund details” section under the heading “Who’s who - Subadvisor” is replaced with the following:

BCSF Advisors, LP

200 Clarendon Street

Boston, MA 02116

BCSF Advisors, LP (Bain Capital Credit) is a subsidiary of Bain Capital Credit, LP. Bain Capital Credit, LP was formed in 1998 as the credit investing arm of Bain Capital. Bain Capital Credit, LP is located at 200 Clarendon Street, Boston, MA 02116, and is one of the world’s premier alternative investment firms. Bain Capital Credit has entered into a resource sharing agreement with Bain Capital Credit, LP, pursuant to which Bain Capital Credit, LP will provide Bain Capital Credit with experienced investment professionals and access to the resources of Bain Capital Credit, LP. Bain Capital Credit, LP invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit, LP and its subsidiaries have a global footprint with approximately $37 billion in assets under management as of April 1, 2018.

Below is a brief biographical profile of the fund’s portfolio managers who are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. For more information about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.

Jonathan DeSimone		Kim Harris
•	Managing Director, CIO Liquidity Credit and Portfolio Manager	•	Managing Director and Portfolio Manager
•	Managed the fund since 2018	•	Managed the fund since 2018
•	Joined Bain Capital Credit, LP in 2002	•	Joined Bain Capital Credit, LP in 2000

Andrew Carlino
•	Managing Director and Portfolio Manager
•	Managed the fund since 2018
•	Joined Bain Capital Credit, LP in 2002

8.	In addition, as of the Effective Date, Appendix 2 - Related Performance Information, is deleted in its entirety.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Prospectus Supplement

John Hancock Funds II (the Trust)

Floating Rate Income Fund (the fund)

Supplement dated June 21, 2018 to the current Class NAV Prospectus, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current Prospectus.

At an in-person meeting held on June 19-21, 2018, the Trust’s Board of Trustees approved the hiring and appointment of BCSF Advisors, LP (Bain Capital Credit), a subsidiary of Bain Capital Credit, LP, to replace Western Asset Management Company (Western Asset) as subadvisor to the fund effective on or about the close of business on August 15, 2018 (the Effective Date).

In connection with the appointment of Bain Capital Credit as subadvisor to the fund along with other changes, the Prospectus is hereby amended as of the Effective Date as follows:

1.	Solely with respect to the fund, all references to Western Asset and its affiliate Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset’s portfolio managers are hereby deleted. Western Asset and Western Asset Limited continue to serve as subadvisor and sub-subadvisor, respectively, to High Yield Fund, also a series of the Trust.
2.	The Annual fund operating expenses table and the Expense example table under “Fees and expenses” in the Fund summary section applicable to the fund are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee[1]	0.66
Other expenses[2]	0.06
Acquired fund fees and expenses[3]	0.01
Total annual fund operating expenses[4]	0.73

[1]"Management fee” has been restated to reflect the contractual management fee schedule effective August 15, 2018.

[2]“Other expenses” shown exclude certain one-time extraordinary expenses incurred in the prior fiscal year equivalent to 0.01%.

[3]“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

[4]The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.

Expenses ($)	NAV
1 year	75
3 years	233
5 years	406
10 years	906

3.	The following disclosure is added following the first paragraph under the heading “A note on performance” in the “Fund summary” section applicable to the fund:

Prior to August 15, 2018, the fund was managed by a different subadvisor, and thus, the performance presented prior to August 15, 2018 should not be attributed to the current subadvisor, BCSF Advisors, LP (Bain Capital Credit). The fund’s performance shown below might have differed materially had Bain Capital Credit managed the fund prior to August 15, 2018.

4.	In the “Average annual total returns” table under the heading “Past performance” in the “Fund summary” section applicable to the fund, the returns of the S&P/LSTA Leveraged Loan Index are added as stated below.

Average annual total returns (%)—as of 12/31/16	1 year	5 year	Since inception (01/02/08)
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)*	10.16	5.11	4.93

* Prior to August 15, 2018, the fund’s primary benchmark was the S&P/LSTA Performing Loan Index. Effective August 15, 2018, the fund’s primary benchmark index is the S&P/LSTA Leveraged Loan Index. The S&P/LSTA Leveraged Loan Index is better aligned with the fund’s investment strategy.

5.	The information regarding the subadvisor under the heading “Investment management” in the “Fund summary” section applicable to the fund is revised and restated in its entirety as follows:

Subadvisor BCSF Advisors, LP

6.	In the “Fund summary” section applicable to the fund, the information under the heading “Portfolio management” is revised and restated in its entirety as follows:

Jonathan DeSimone	Andrew Carlino	Kim Harris
Managing Director and Portfolio Manager	Managing Director and Portfolio Manager	Managing Director and Portfolio Manager
Managed the fund since 2018	Managed the fund since 2018	Managed the fund since 2018

7.	The information in the “Subadvisory Arrangements and Management Biographies” is amended to include the following:

BCSF Advisors, LP

BCSF Advisors, LP (Bain Capital Credit), a subsidiary of Bain Capital Credit, LP. Bain Capital Credit, LP was formed in 1998 as the credit investing arm of Bain Capital. Bain Capital Credit, LP is located at 200 Clarendon Street, Boston, MA 02116 and is one of the world’s premier alternative investment firms. Bain Capital Credit has entered into a resource sharing agreement with Bain Capital Credit, LP, pursuant to which Bain Capital Credit, LP will provide Bain Capital Credit with experienced investment professionals and access to the resources of Bain Capital Credit, LP. Bain Capital Credit, LP invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit, LP and its subsidiaries have a global footprint with approximately $37 billion in assets under management as of April 1, 2018. Bain Capital Credit has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below.

Fund	Portfolio Managers
Floating Rate Income Fund	Jonathan DeSimone Andrew Carlino Kim Harris

Jonathan DeSimone — Managing Director, a Credit Committee member and the Chief Investment Officer of Bain Capital Credit, LP’s Liquid Credit business including separate accounts and dedicated funds. He serves as the Portfolio Manager for the Bain Capital Senior Loan Fund, Bain Capital High Income Partnership and Bain Capital Credit, LP’s separate accounts in liquid credit. Mr. DeSimone joined Bain Capital Credit, LP in 2002. Prior to his current role, Mr. DeSimone covered the Enterprise Services and Chemicals industries. In addition, he opened Bain Capital Credit’s London office and served as its head from 2005 to 2009. Previously, Mr. DeSimone was a Manager at Bain & Company where he worked in the firm’s Private Equity Practice performing strategic due diligence and post-acquisition strategy assessments. Mr. DeSimone received an M.B.A. from the Amos Tuck School of Business at Dartmouth College and a B.A. from Georgetown University.

Andrew Carlino — Managing Director and Portfolio Manager in Liquid Credit. Mr. Carlino joined Bain Capital Credit, LP in 2002. Prior to his current role, Mr. Carlino was responsible for investments in the Airlines, Aerospace & Defense, and Homebuilding & Building Product sectors. Previously, Mr. Carlino was a consultant for The Boston Consulting Group and also an intelligence officer in the US Air Force. Mr. Carlino received an M.B.A. from The University of Chicago Booth Graduate School of Business and a B.S. from the United States Air Force Academy.

Kim Harris — Managing Director and Portfolio Manager in Liquid Credit. She also oversees capital markets activities. Ms. Harris joined Bain Capital Credit, LP in 2000. Previously, Ms. Harris was a Senior Vice President at BankBoston where she was responsible for underwriting and investing in leveraged bank debt across a wide range of industries. Ms. Harris received an M.B.A. from the F.W. Olin Graduate School of Business at Babson College and a B.A. from Bates College.

8.	In “Appendix A: Schedule of Management Fees” the disclosure regarding the fund’s management fee schedule is amended as follows:

Average daily net assets ($)	Annual rate (%)
First 1.1 billion	0.680%
Next 1.9 billion	0.630%
Next 1.5 billion	0.605%
Next 1.5 billion	0.590%
Over 6 billion	0.570%
The fee schedule above became effective August 15, 2018.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Prospectus Supplement

John Hancock Funds II (the Trust)

Floating Rate Income Fund (the fund)

Supplement dated June 21, 2018 to the current Class 1 Prospectus, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current Prospectus.

At an in-person meeting held on June 19-21, 2018, the Trust’s Board of Trustees approved the hiring and appointment of BCSF Advisors, LP (Bain Capital Credit), a subsidiary of Bain Capital Credit, LP, to replace Western Asset Management Company (Western Asset) as subadvisor to the fund effective on or about the close of business on August 15, 2018 (the Effective Date).

In connection with the appointment of Bain Capital Credit as subadvisor to the fund along with other changes, the Prospectus is hereby amended as of the Effective Date as follows:

1.	Solely with respect to the fund, all references to Western Asset and its affiliate Western Asset Management Company Limited (Western Asset Limited) and Western Asset’s portfolio managers are hereby deleted. Western Asset and Western Asset Limited continue to serve as subadvisor and sub-subadvisor, respectively, to High Yield Fund, also a series of the Trust.
2.	The Annual fund operating expenses table and the Expense example table under “Fees and expenses” in the “Fund summary” for the fund are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee[1]	0.66
Distribution and service (Rule 12b-1) fees[2]	0.05
Other expenses[3]	0.06
Acquired fund fees and expenses[4]	0.01
Total annual fund operating expenses[5]	0.78

[1]"Management fee” has been restated to reflect the contractual management fee schedule effective August 15, 2018.

[2]“Distribution and service (Rule 12b-1) fees” have been restated to reflect the Rule 12b-1 plan fee schedule effective July 1, 2017.

[3]“Other expenses” shown exclude certain one-time extraordinary expenses incurred in the prior fiscal year equivalent to 0.01%.

[4]“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

[5]The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.

Expenses ($)	1
1 year	80
3 years	249
5 years	433
10 years	966

3.	The following disclosure is added following the first paragraph under the heading “A note on performance” in the “Fund summary” section applicable to the fund:

Prior to August 15, 2018, the fund was managed by a different subadvisor, and thus, the performance presented prior to August 15, 2018 should not be attributed to the current subadvisor, BCSF Advisors, LP (Bain Capital Credit). The fund’s performance shown below might have differed materially had Bain Capital Credit managed the fund prior to August 15, 2018.

4.	In the “Average annual total returns” table under the heading “Past performance” in the “Fund summary” section applicable to the fund, the returns of the S&P/LSTA Leveraged Loan Index are added as stated below.

Average annual total returns (%)—as of 12/31/16	1 year	5 year	Since inception (01/02/08)
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)*	10.16	5.11	4.93

* Prior to August 15, 2018, the fund’s primary benchmark was the S&P/LSTA Performing Loan Index. Effective August 15, 2018, the fund’s primary benchmark index is the S&P/LSTA Leveraged Loan Index. The S&P/LSTA Leveraged Loan Index is better aligned with the fund’s investment strategy.

5.	The information regarding the subadvisor under the heading “Investment management” in the “Fund summary” section applicable to the fund is revised and restated in its entirety as follows:

Subadvisor BCSF Advisors, LP

6.	In the “Fund summary” section applicable to the fund, the information under the heading “Portfolio management” is revised and restated in its entirety as follows:

Jonathan DeSimone	Andrew Carlino	Kim Harris
Managing Director and Portfolio Manager	Managing Director and Portfolio Manager	Managing Director and Portfolio Manager
Managed the fund since 2018	Managed the fund since 2018	Managed the fund since 2018

7.	The information in the “Subadvisory Arrangements and Management Biographies” section is amended to include the following:

BCSF Advisors, LP

BCSF Advisors, LP (Bain Capital Credit) is a subsidiary of Bain Capital Credit, LP. Bain Capital Credit, LP was formed in 1998 as the credit investing arm of Bain Capital. Bain Capital Credit, LP is located at 200 Clarendon Street, Boston, MA 02116 and is one of the world’s premier alternative investment firms. Bain Capital Credit has entered into a resource sharing agreement with Bain Capital Credit, LP, pursuant to which Bain Capital Credit, LP will provide Bain Capital Credit with experienced investment professionals and access to the resources of Bain Capital Credit, LP. Bain Capital Credit, LP invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit, LP and its subsidiaries have a global footprint with approximately $37 billion in assets under management as of April 1, 2018. Bain Capital Credit has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below.

Fund	Portfolio Managers
Floating Rate Income Fund	Jonathan DeSimone Andrew Carlino Kim Harris

Jonathan DeSimone - Managing Director, a Credit Committee member and the Chief Investment Officer of Bain Capital Credit, LP’s Liquid Credit business including separate accounts and dedicated funds. He serves as the Portfolio Manager for the Bain Capital Senior Loan Fund, Bain Capital High Income Partnership and Bain Capital Credit, LP’s separate accounts in liquid credit. Mr. DeSimone joined Bain Capital Credit, LP in 2002. Prior to his current role, Mr. DeSimone covered the Enterprise Services and Chemicals industries. In addition, he opened Bain Capital Credit, LP’s London office and served as its head from 2005 to 2009. Previously, Mr. DeSimone was a Manager at Bain & Company where he worked in the firm’s Private Equity Practice performing strategic due diligence and post-acquisition strategy assessments. Mr. DeSimone received an M.B.A. from the Amos Tuck School of Business at Dartmouth College and a B.A. from Georgetown University.

Andrew Carlino - Managing Director and Portfolio Manager in Liquid Credit. Mr. Carlino joined Bain Capital Credit, LP in 2002. Prior to his current role, Mr. Carlino was responsible for investments in the Airlines, Aerospace & Defense, and Homebuilding & Building Product sectors. Previously, Mr. Carlino was a consultant for The Boston Consulting Group and also an intelligence officer in the US Air Force. Mr. Carlino received an M.B.A. from The University of Chicago Booth Graduate School of Business and a B.S. from the United States Air Force Academy.

Kim Harris - Managing Director and Portfolio Manager in Liquid Credit. She also oversees capital markets activities. Ms. Harris joined Bain Capital Credit, LP in 2000. Previously, Ms. Harris was a Senior Vice President at BankBoston where she was responsible for underwriting and investing in leveraged bank debt across a wide range of industries. Ms. Harris received an M.B.A. from the F.W. Olin Graduate School of Business at Babson College and a B.A. from Bates College.

8.	In “Appendix A: Schedule of Management Fees” the disclosure regarding the fund’s management fee schedule is amended as follows:

Average daily net assets ($)	Annual rate (%)
First 1.1 billion	0.680%
Next 1.9 billion	0.630%
Next 1.5 billion	0.605%
Next 1.5 billion	0.590%
Over 6 billion	0.570%

The fee schedule above became effective August 15, 2018.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Floating Rate Income Fund (the “Fund”)

Supplement dated June 21, 2018 to the current Statement of Additional Information, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the Fund, a series of John Hancock Funds II (the “Trust”), contained in the Statement of Additional Information (the “SAI”).

At an in-person meeting held June 19–21, 2018, the Trust’s Board of Trustees approved the hiring and appointment of BCSF Advisors, LP (“Bain Capital Credit”) a subsidiary of Bain Capital Credit, LP, to replace Western Asset Management Company (“Western Asset”) as subadvisor to the Fund effective on or about the close of business on August 15, 2018 (the “Effective Date”).

In connection with the appointment of Bain Capital Credit as subadvisor to the Fund, the SAI is hereby amended as of the Effective Date as follows:

1.	Solely with respect to the Fund, the references to Western Asset and its affiliate Western Asset Management Company Limited (“Western Asset Limited”) under “Investment Management Arrangements and Other Services-The Subadvisory Agreements-Sub-Subadvisory Arrangements” are hereby deleted. Western Asset and Western Asset Limited continue to serve as subadvisor and sub-subadvisor, respectively, to High Yield Fund, also a series of the Trust.

2.	References to and information relating to the Fund under the portion of Appendix B of the SAI relating to Western Asset and Western Asset Limited are hereby deleted.

3.	Appendix B of the SAI is hereby amended to add the following:

BCSF Advisors, LP (the “Sub-Adviser”)

Floating Rate Income Fund

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

Jonathan DeSimone, Andrew Carlino and Kim Harris are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which Messrs. DeSimone and Carlino and Ms. Harris have day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of April 1, 2018:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (US$Mil)	Pooled Investment Vehicle Accounts	Assets Managed (US$Mil)	Other Accounts	Assets Managed (US$Mil)
Jonathan DeSimone	2	$183	9	$5,819	22	$7,892
Andrew Carlino	2	$183	6	$3,377	8	$3,542
Kim Harris	0	$0	3	$2,442	14	$4,350

Performance-Based Fees for Other Accounts Managed. Of the accounts in the tables listed above, those for which the Portfolio Managers receive a fee based on investment performance are listed in the table below

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (US$Mil)	Pooled Investment Vehicle Accounts	Assets Managed (US$Mil)	Other Accounts	Assets Managed (US$Mil)
Jonathan DeSimone	0	$0	5	$2,956.61	7	$2,127.83
Andrew Carlino	0	$0	5	$2,957	6	$1,967
Kim Harris	0	$0	0	$0	1	$161

Share Ownership by Portfolio Manager. As of June 21, 2018, none of the portfolio managers owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST – Sub-Adviser

As a result of arrangements with Bain Capital Credit, LP, the parent of the Sub-Adviser, and its management of other investment vehicles, there may be times when the Sub-Adviser or such persons have interests that differ from those of shareholders, giving rise to a conflict of interest.

Conflicts Related to Obligations of Bain Capital Credit, LP or the Portfolio Managers

Bain Capital Credit, LP employees, including the Portfolio Managers, serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as the Fund does or of investment funds, accounts, or investment vehicles managed by Bain Capital and/or its affiliates. Similarly, Bain Capital Credit, LP and its affiliates may have other clients with similar, different or competing investment objectives.

In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or our stockholders. For example, Bain Capital Credit, LP has management responsibilities for other investment funds, accounts and investment vehicles. The Sub-Adviser also provides advisory services to other investment vehicles. There is a potential that the Fund will compete with these funds, and other entities managed by Bain Capital Credit, LP and its affiliates, for capital and investment opportunities. As a result, Bain Capital Credit, LP and the Sub-Adviser, including the Portfolio Managers who are affiliated with them will face conflicts in the allocation of investment opportunities among the Fund and the investment funds, accounts and investment vehicles they and their affiliates manage. Bain Capital Credit, LP, including the Sub-Adviser, intend to allocate investment opportunities among eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with their allocation policy. However, the Sub-Adviser can offer no assurance that such opportunities will be allocated to the Fund fairly or equitably in the short-term or over time. There can be no assurance that the Fund will be able to participate in all investment opportunities that are suitable.

Restricted Ability to Enter Into Transactions with Affiliates

The Fund is prohibited under the Investment Company Act of 1940, as amended (the “1940 Act”) from participating in certain transactions with affiliates absent exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”). For example, any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be an affiliate for purposes of the 1940 Act, and the Fund is generally prohibited from buying or selling any security from or to such affiliate on a principal basis. Under the 1940 Act, Bain Capital Credit, LP, and its affiliates, including the Sub-Adviser are also considered affiliated persons of the Fund.  Therefore, each will be considered affiliates of the Fund for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of affiliates absent exemptive relief from the SEC.

The Fund may, however, invest alongside other investment vehicles managed by Bain Capital Credit, LP, and its affiliates, including the Sub-Adviser, in certain circumstances where doing so is consistent with its investment strategy as well as applicable law and SEC staff interpretations. For example, the Fund may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no term other than price are negotiated. The Fund may also invest alongside other investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and/or the Sub-Adviser as otherwise permissible under regulatory guidance, applicable regulations and their allocation policy. If the Fund is prohibited by applicable law from investing alongside other investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and/or the Sub-Adviser with respect to an investment opportunity, the Fund will not participate in such investment opportunity. There can be no assurance that investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time.

In situations where co-investment with investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and its affiliates, including the Sub-Adviser, is not permitted or appropriate, subject to the limitations described in the preceding paragraph, Bain Capital Credit, LP and its affiliates, including the Sub-Adviser, will have a conflict in deciding which client will proceed with the investment.

Operation in a Highly Competitive Market for Investment Opportunities

The business of investing in assets meeting the Fund’s investment objective is highly competitive. Competition for investment opportunities includes a growing number of nontraditional participants, such as hedge funds, senior private debt funds, including business development companies, and other private investors, as well as more traditional lending institutions and competitors. Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Fund, and thus these competitors may have advantages not shared by the Fund. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. Increased competition for, or a diminishment in the available supply of, investments suitable for the Fund could result in lower returns on such investments. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The Fund may incur significant expenses in connection with identifying investment opportunities and investigating other potential investments which are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third party advisors.

The Fund may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and its affiliates, including the Sub-Adviser. Although opportunities will be allocated in accordance with Bain Capital Credit, LP’s policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to the Fund and may not be in the best interests of the Fund and its shareholders. Moreover, the performance of investments will not be known at the time of allocation.

Resolution of Conflicts

The Sub-Adviser will approach all conflicts of interest using its best judgment, but in its sole discretion. In resolving conflicts, the Sub-Adviser (and other affiliated investment advisers as applicable) will generally consider various factors, including the interests of the Fund and the funds they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the funds they advise. From time to time and as required by applicable law the Sub-Adviser and other affiliated investment advisers may determine to refer certain conflicts of interest to Bain Capital Credit, LP’s Allocation Committee (the “Allocation Committee”), comprised of senior Bain Capital Credit, LP personnel, for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest.

When conflicts arise between the Fund, on the one hand, and another fund advised by the Sub-Adviser or an affiliated investment adviser, on the other hand, the Sub-Adviser will resolve the conflict. In doing so, it will generally consider various factors, including the interests of the Fund and the other fund with respect to the immediate issue and/or with respect to the longer term course of dealing among the Fund and the other Bain Capital Credit, LP or Sub-Adviser affiliate. In the case of such conflicts involving the Fund, the Sub-Adviser’s determination as to which factors are relevant, and the resolution of such conflicts will be made in the Sub-Adviser’s sole discretion except as required by the governing documents of the Fund. There can be no assurance that the Sub-Adviser will be able to resolve any or all conflicts in a manner that is favorable to the Fund.

Allocation of Investment Opportunities Among the Fund and Other Funds Advised by Affiliated Investment Advisers

The Sub-Adviser and Bain Capital Credit, LP sponsor and manage various investment vehicles (including managed accounts), and each expects to form new investment vehicles in the future, some of which have and will have an investment strategy or objective that overlaps (in whole or in part) with those of the Fund.

Other funds advised by affiliated investment advisers, as well as investment vehicles formed in the future, will make certain investments that are appropriate for the Fund, and the Fund may receive a smaller allocation of any such investment or no allocation at all as a result. These relationships are likely to present conflicts of interest in determining how much, if any, of certain investment opportunities to offer to the Fund. Opportunities for investments will be allocated among the Fund and other funds advised by affiliated investment advisers in a manner that the Sub-Adviser and the applicable affiliated investment advisers, believe in their sole discretion to be appropriate given factors they believe to be relevant. Such factors with respect to the Fund on the one hand, and the other funds advised by the Sub-Adviser or its affiliated investment advisers on the other, will generally include, but are not necessarily limited to, the following:

•	investment objectives and investment focus;

•	target’s geography, nature of its business and scale;

•	liquidity and reserves;

•	diversification;

•	lender covenants and other limitations;

•	amount of capital available for investment, as well as projected future capacity for investment;

•	targeted rate of return;

•	stage of development of the prospective investment and anticipated holding period of the prospective investment;

•	portfolio composition;

•	suitability as a follow-on investment;

•	the availability of other suitable investments;

•	risk considerations;

•	cash flow considerations;

•	asset class restrictions;

•	industry and other allocation targets;

•	minimum and maximum investment size requirements;

•	tax implications;

•	legal, contractual or regulatory constraints; and

•	any other relevant limitations imposed by or conditions set forth in the applicable offering documents and limited partnership agreements (or analogous organizational documents) of each fund.

Bain Capital Credit, LP, the Sub-Adviser, and affiliated investment advisers have substantial discretion in allocating investment opportunities. The foregoing methodology for allocation of investment opportunities will likely vary over time and will be on a case-by-case basis.

In connection with its investment activities, the Sub-Adviser and the other affiliated investment advisers have in the past and may in the future encounter situations in which they must determine how to allocate investment opportunities among various clients and other persons, which may include, but are not limited to, the following:

1)  the Fund and other funds advised by affiliated investment advisers for which this is a suitable investment;

2)  any co-investment vehicles that have been formed to invest side-by-side with one or more of the Fund, or other funds advised by affiliated investment advisers in all or particular transactions entered into by such fund(s) (the investors in such co-investment vehicles may include employees, business associates and other “friends and family” of Bain Capital Credit, LP or its personnel; individuals and entities that are also Fund shareholders; and/or individuals and entities that are not Fund shareholders (“Third Parties”));

3)  Fund shareholders and/or Third Parties that wish to make direct investments (i.e., not through an investment vehicle) side-by-side with one or more of the Fund or other funds advised by affiliated investment advisers in particular transactions entered into by the Fund or such other funds advised by affiliated investment advisers; and

4)  Fund shareholders and/or Third Parties acting as “co-sponsors” with the Fund with respect to a particular transaction.

The Sub-Adviser will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Sub-Adviser and its affiliates, are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. The Sub-Adviser and its affiliates currently manage accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Sub-Adviser (or the portfolio managers) will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Sub-Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more affiliates or their other accounts.

The Sub-Adviser or its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Sub-Adviser or its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

In connection with its management of the Fund, the Sub-Adviser may have access to certain fundamental analysis and proprietary technical models developed by itself or one or more of its affiliates. The Sub-Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with these analyses and models. In addition, neither the Sub-Adviser nor its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Sub-Adviser will have access to all information held by other of its affiliates for the purpose of managing the Fund. The proprietary activities or portfolio strategies of affiliates of the Sub-Adviser or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Sub-Adviser in managing the Fund.

COMPENSATION

Jonathan DeSimone, Andrew Carlino, and Kim Harris of the Sub-Adviser are the Fund’s portfolio managers.  They have joint and primary responsibility for management of the Fund’s investment portfolio.  They each receive a salary, retirement plan benefits and performance-based bonus from the Sub-Adviser or its affiliates.  Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Sub-Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

You should read this Supplement in conjunction with the SAI and retain it for future reference.